TIDELANDS OIL AND GAS CORPORATION
                          1862 W. Bitters, Building 1
                            San Antonio, Texas 78248
                Phone: 1-866-764-8642       Fax: (210) 764-2809

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                                 PROMISSORY NOTE
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$300,000.00 USD                                                 January 29, 2004


For value received, Melvin, R. Ward, Inc., promise to pay to the order of Tidelands Oil and Gas Corporation, 1862 W. Bitters, Bldg. 1, located in the city of San Antonio, Texas 78248 the sum of Three Hundred Thousand Dollars ($300,00.00) in the legal and lawful money of the United States of America, with interest thereon from the hereof until maturity at the rate of Five percent (5%) per annum; unpaid principal and interest shall bear interest at the rate of Ten percent (10%) per annum from date of maturity until paid. This note is due and payable on January 29, 2007 with no penalty for prepayment.

The principal balance shall be reduced by $500.00/hour in accordance with the terms of the Aircraft Prepaid Lease/Use Agreement (As Amended) attached, after first charging interest computed on a monthly basis.

It is expressly provided that upon default in the punctual payment of this note or any part thereof, principal or interest, as the same shall become due and payable, the entire indebtedness evidence hereby, is collected through Probate, Bankruptcy or other judicial proceedings by an attorney or is placed in the hands of any attorney for collection after maturity then the undersigned agrees and promises to pay a reasonable attorney's fee for collection, which in no event shall be less then Ten percent (10%) of the principal and interest then owing.

Each maker, surely and endorser of this Note, expressly waives all notices, demands for payment, presentations for payment, notices of intentions to accelerate the maturity, protest and notice of protest, as to this note and as to each, every and all installments, hereof and each consents the payee or the holder of this note, may at any time, and from time to time upon request of or by agreement with any of us, extend the date of maturity hereof or change the time or method of payments without notice to any other makers, sureties or endorsers, who shall remain bound for payment hereof.


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 Royis Ward